EXHIBIT 99.1

                       Certification of ANTs software inc.
           pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB/A (Amendment No. 2)
                      for the quarter ended March 31, 2002
         -------------------------------------------------------------

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ANTs software inc., a Delaware corporation (the "Company"), does hereby certify that:

      1. The Company's Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2002 (the "Form 10-QSB/A") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 13, 2003                  By: /s/ Francis K. Ruotolo
                                            ------------------------------------
                                            Francis K. Ruotolo, Chairman,
                                            Chief Executive Officer and
                                            President


Date: February 13, 2003                  By: /s/ Kenneth Ruotolo
                                            ------------------------------------
                                            Kenneth Ruotolo
                                            Chief Financial Officer and
                                            Secretary